EXHIBIT 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In connection with the Annual  Report of Zulu Energy Corp. (the "Company") on Form  10-KSB for the  year  ended  June 30, 2007,  as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Satyendra Deshpande, Principal Accounting Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 10, 2007

/s/ Satyendra Deshpande

     Satyendra Deshpande, Principal Accounting Officer